UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: The Great Train Store Company                     Case No. 00-01301 (RRM)
       Debtor                                           Reporting Period: Jun-00

                            MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                      Document      Explanation
REQUIRED DOCUMENTS                      Form No.      Attached        Attached
--------------------------------------------------------------------------------
Schedule of Cash Receipts
and Disbursements                        MOR-1        Attached
--------------------------------------------------------------------------------
Bank Reconciliation (or
copies of Debtor's bank
reconciliations)                   MOR-1(CONT)        Attached
--------------------------------------------------------------------------------
Copies of bank statements                             Attached
--------------------------------------------------------------------------------
Cash disbursements journals                                N/A
--------------------------------------------------------------------------------
Statement of Operations                 MOR-2         Attached
--------------------------------------------------------------------------------
Balance Sheet                           MOR-3         Attached
--------------------------------------------------------------------------------
Status of Postpetition Taxes            MOR-4              N/A
--------------------------------------------------------------------------------
Copies of IRS Form 6123
or payment receipt                                         N/A
--------------------------------------------------------------------------------
Copies of tax returns filed
during reporting period                                    N/A
--------------------------------------------------------------------------------
Summary of Unpaid Postpetition
Debts                                   MOR-4              N/A
--------------------------------------------------------------------------------
Listing of aged accounts payable                           N/A
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation
and Aging                               MOR-5              N/A
--------------------------------------------------------------------------------
Debtor Questionnaire                    MOR-5         Included
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Cheryl A. Taylor                   7/31/2000
-------------------------------------- Date
Signature of Debtor

                                       7/31/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   7/31/2000
-------------------------------------- Date
Signature of Authorized
Individual*

Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: The Great Train Store Company                    Case No.  00-01301 (RRM)
       Debtor                                        Reporting Period:    Jun-00


                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                                                                                    CUMULATIVE FILING TO DATE
--------------------------------------------------------------------------------------------------------------
                  Merrill Lynch                                 ACTUAL     PROJECTED    ACTUAL   PROJECTED
--------------------------------------------------------------------------------------------------------------
CASH BEGINNING
OF MONTH                750.91       -       -       -            750.91
----------------------------------------------------------------------------------------------------------
RECEIPTS
----------------------------------------------------------------------------------------------------------
CASH SALES                                                             -
----------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE                                                    -
----------------------------------------------------------------------------------------------------------
LOANS AND ADVANCES                                                     -
----------------------------------------------------------------------------------------------------------
SALE OF ASSETS                                                         -
----------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)       3.64                                      3.64
----------------------------------------------------------------------------------------------------------
TRANSFERS
(FROM DIP ACCTS)                                                       -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS            3.64       -       -       -              3.64
----------------------------------------------------------------------------------------------------------
DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
NET PAYROLL                                                            -
----------------------------------------------------------------------------------------------------------
PAYROLL TAXES                                                          -
----------------------------------------------------------------------------------------------------------
SALES, USE &
OTHER TAXES                                                            -
----------------------------------------------------------------------------------------------------------
INVENTORY PURCHASES                                                    -
----------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES                                                  -
----------------------------------------------------------------------------------------------------------
INSURANCE                                                              -
----------------------------------------------------------------------------------------------------------
ADMINISTRATIVE                                                         -
----------------------------------------------------------------------------------------------------------
SELLING                                                                -
----------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)                -                                         -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
OWNER DRAW*                                                            -
----------------------------------------------------------------------------------------------------------
TRANSFERS (TO DIP ACCTS)                                               -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
PROFESSIONAL FEES                                                      -
----------------------------------------------------------------------------------------------------------
U.S. TRUSTEE QUARTERLY FEES                                            -
----------------------------------------------------------------------------------------------------------
COURT COSTS                                                            -
----------------------------------------------------------------------------------------------------------
TOTAL
DISBURSEMENTS                -       -       -       -                 -
---------------------------------------------------------------------------------------------------------
NET CASH FLOW             3.64       -       -       -              3.64
(RECEIPTS LESS
DISBURSEMENTS)
----------------------------------------------------------------------------------------------------------
CASH - END
OF MONTH                754.55       -       -       -            754.55
----------------------------------------------------------------------------------------------------------


                    THE FOLLOWING SECTION MUST BE COMPLETED

              DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY
                    FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
----------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                      -
----------------------------------------------------------------------------------------------------------
LESS: TRANSFERS TO DEBTOR IN POSSESSION                                                                  -
ACCOUNTS
----------------------------------------------------------------------------------------------------------
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE                                                               -
SOURCES (ie from escrow accounts)
----------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S.                                                                 -
TRUSTEE QUARTERLY FEES                                                          --------------------------


In re: The Great Train Store Company                     Case No. 00-01301 (RRM)
       Debtor                                       Reporting Period:

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliations may be substituted for this page

                                     Merrill
                                      Lynch
--------------------------------------------------------------------------------
BALANCE PER BOOKS                     754.55          -         -          -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                          754.55          -         -          -
--------------------------------------------------------------------------------
(+) DEPOSITS IN TRANSIT                    -                    -
--------------------------------------------------------------------------------
(-) OUTSTANDING CHECKS                     -                    -
--------------------------------------------------------------------------------
OTHER                                      -          -         -
--------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                 754.55          -         -          -
--------------------------------------------------------------------------------
*Adjusted Bank Balance must                -
equal balance per books
--------------------------------------------------------------------------------
DEPOSITS
IN TRANSIT   Date    Amount   Date    Amount    Date      Amount    Date  Amount
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
CHECKS
OUTSTANDING   Ch#    Amount    Ch#    Amount     Ch#      Amount     Ch#  Amount
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

OTHER:
________________________________________________________________________________
________________________________________________________________________________

In re: The Great Train Store Company                     Case No: 00-01301 (RRM)
       Debtor                                           Reporting Period: Jun-00

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                                                    Cumulative
REVENUES                                              Month       Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                          -                 -
--------------------------------------------------------------------------------
Less: Returns and Allowances                            -                 -
--------------------------------------------------------------------------------
Net Revenue                                             -                 -
--------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------
Beginning Inventory                                     -                 -
--------------------------------------------------------------------------------
Add: Purchases                                          -                 -
--------------------------------------------------------------------------------
Add: Cost of Labor                                      -                 -
--------------------------------------------------------------------------------
Add: Other Costs (attach schedule)                      -                 -
--------------------------------------------------------------------------------
Less: Ending Inventory                                  -                 -
--------------------------------------------------------------------------------
Cost of Goods Sold                                      -                 -
--------------------------------------------------------------------------------
Gross Profit                                            -                 -
--------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------
Advertising                                             -                 -
--------------------------------------------------------------------------------
Auto and Truck Expense                                                    -
--------------------------------------------------------------------------------
Bad Debts                                                                 -
--------------------------------------------------------------------------------
Contributions                                                             -
--------------------------------------------------------------------------------
Employee Benefits Program                               -                 -
--------------------------------------------------------------------------------
Insider Compensation*                                   -                 -
--------------------------------------------------------------------------------
Insurance                                               -                 -
--------------------------------------------------------------------------------
Management Fees/Bonuses                                 -                 -
--------------------------------------------------------------------------------
Office Expense                                                            -
--------------------------------------------------------------------------------
Pension and Profit-Sharing Plans                                          -
--------------------------------------------------------------------------------
Repairs and Maintenance                                 -                 -
--------------------------------------------------------------------------------
Rent and Lease Expense                                  -                 -
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                               -                 -
--------------------------------------------------------------------------------
Supplies                                                -                 -
--------------------------------------------------------------------------------
Taxes - Payroll                                         -                 -
--------------------------------------------------------------------------------
Taxes - Real Estate                                     -                 -
--------------------------------------------------------------------------------
Taxes - Other                                           -                 -
--------------------------------------------------------------------------------
Travel and Entertainment                                -                 -
--------------------------------------------------------------------------------
Utilities                                               -                 -
--------------------------------------------------------------------------------
Other (attach schedule)                            (66.96)           (19.56)
--------------------------------------------------------------------------------
Total Operating Expenses
Before Depreciation                                (66.96)           (19.56)
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                     -                 -
--------------------------------------------------------------------------------
Net Profit (Loss) Before
Other Income & Expenses                             66.96             19.56
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------
Other Income (attach schedule)                       3.64        317,145.84
--------------------------------------------------------------------------------
Interest Expense                                        -                 -
--------------------------------------------------------------------------------
Other Expense (attach schedule)                         -                 -
--------------------------------------------------------------------------------

REORGANIZATION ITEMS
--------------------------------------------------------------------------------
Professional Fees                                       -                 -
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                               -
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from
Chapter 11 (see continuation sheet)                                       -
--------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment                      -                 -
--------------------------------------------------------------------------------
Other Reorganization Expenses
(attach schedule)                                       -                 -
--------------------------------------------------------------------------------
Total Reorganization Expenses                           -                 -
--------------------------------------------------------------------------------
Income Taxes                                            -                 -
--------------------------------------------------------------------------------
Net Profit (Loss)                                   70.60        317,260.20
--------------------------------------------------------------------------------

In re: The Great Train Store Company                     Case No: 00-01301 (RRM)
       Debtor                                          Reporting Period:  Jun-00

                  STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER ACTIVITY                             MONTH        CUMULATIVE
--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Operational Expenses
--------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
Misc Expenses                                        (66.96)            (19.56)
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
Total                                                (66.96)            (19.56)
-------------------------------------------------------------------------------
Other Income
-------------------------------------------------------------------------------
Intercompany - License Fee                                -         317,142.20
-------------------------------------------------------------------------------
Interest Income                                        3.64               3.64
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total                                                  3.64         317,145.84
-------------------------------------------------------------------------------
Other Expense
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Reorganization Expenses
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re: The Great Train Store Company                    Case No: 00-01301 (RRM)
       Debtor                                         Reporting Period:  Jun-00

                                  BALANCE SHEET

ASSETS                           BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH             PETITION DATE
--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
Unrestricted Cash and Equivalents               754.55               504,651.73
--------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents
(see continuation sheet)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                           -                         -
--------------------------------------------------------------------------------
Notes Receivable
--------------------------------------------------------------------------------
Inventories                                         -                         -
--------------------------------------------------------------------------------
Prepaid Expenses
--------------------------------------------------------------------------------
Professional Retainers                              -                         -
--------------------------------------------------------------------------------
Other Current Assets (attach schedule)
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           754.55                504,651.73
--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
Real Property and Improvements                      -                         -
--------------------------------------------------------------------------------
Machinery and Equipment
--------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment            -                         -
--------------------------------------------------------------------------------
Leasehold Improvements
--------------------------------------------------------------------------------
Vehicles
--------------------------------------------------------------------------------
Less Accumulated Depreciation                       -                         -
--------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                        -                         -
--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Loans to Insiders *
--------------------------------------------------------------------------------
Other Assets (attach schedule)          20,251,252.92             19,430,190.34
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                      20,251,252.92             19,430,190.34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL ASSETS                            20,252,007.47             19,934,842.07
--------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY    BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH            PETITION DATE
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO
COMPROMISE (Postpetition)
--------------------------------------------------------------------------------
Merchandise Payable
--------------------------------------------------------------------------------
Accounts Payable
--------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)
--------------------------------------------------------------------------------
Wages Payable
--------------------------------------------------------------------------------
Notes Payable
--------------------------------------------------------------------------------
Rent/Leases - Building/Equipment
--------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments
--------------------------------------------------------------------------------
Professional Fees
--------------------------------------------------------------------------------
Amounts Due to Insiders*
--------------------------------------------------------------------------------
Other Postpetition Liabilities
(attach schedule)                          (87,170.00)               (87,170.00)
--------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES             (87,170.00)               (87,170.00)
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
(Pre-Petition)
--------------------------------------------------------------------------------
Secured Debt
--------------------------------------------------------------------------------
Priority Debt                            2,942,328.00              2,942,328.00
--------------------------------------------------------------------------------
Unsecured Debt
--------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES           2,942,328.00              2,942,328.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES                        2,855,158.00              2,855,158.00
--------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------
Capital Stock                               45,212.73                 45,212.73
--------------------------------------------------------------------------------
Additional Paid-In Capital              10,453,405.90             10,453,405.90
--------------------------------------------------------------------------------
Partners' Capital Account                   94,119.00                 94,119.00
--------------------------------------------------------------------------------
Owner's Equity Account
--------------------------------------------------------------------------------
Retained Earnings - Pre-Petition         6,486,946.44              6,486,946.44
--------------------------------------------------------------------------------
Retained Earnings - Postpetition           317,165.40
--------------------------------------------------------------------------------
Adjustments to Owner Equity
(attach schedule)
--------------------------------------------------------------------------------
NET OWNER EQUITY                        17,396,849.47             17,079,684.07
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY    20,252,007.47             19,934,842.07
--------------------------------------------------------------------------------

In re: The Great Train Store Company                    Case No: 00-01301 (RRM)
       Debtor                                          Reporting Period:  Jun-00

                       Balance Sheet - continuation sheet

                            Book Value at end of                   Book Value
     Assets               Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Current Assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Assets
--------------------------------------------------------------------------------
Intercompany                 9,370,184.44                       8,866,331.02
--------------------------------------------------------------------------------
Intercompany Advances
to TGTS Partners              (872,615.09)                       (872,615.09)
--------------------------------------------------------------------------------
Intercompany License
Fee Receivable               9,067,732.13                       8,750,589.93
--------------------------------------------------------------------------------
Intercompany Investment
in TGTS Partners             3,823,270.22                       3,823,270.22
--------------------------------------------------------------------------------
Intercompany Investment
in GTS Partner, Inc.        (1,137,318.78)                     (1,137,318.78)
--------------------------------------------------------------------------------
Other                                                                 (66.96)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            20,251,252.92                      19,430,190.34
--------------------------------------------------------------------------------
Liabilities and             Book Value at end of                  Book Value
Owners Equity             Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Postpetition
Liabilities
--------------------------------------------------------------------------------
Intercompany                  (100,000.00)                       (100,000.00)
--------------------------------------------------------------------------------
Other                           12,830.00                          12,830.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                          (87,170.00)                        (87,170.00)
--------------------------------------------------------------------------------
Adjustments to
Owner's Equity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Postpetition Contributions
(Distributions) (Draws)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

Must be completed each month                                    Yes          No
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the                     No
    normal course of business this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other                     No*
    than a debtor in possession account this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?        Yes
    If no, provide an explanation below.
--------------------------------------------------------------------------------
4.  Are workers compensation, general liability and             N/A
    other necessary insurance coverages in effect?
    If no, provide an explanation below.
--------------------------------------------------------------------------------

* The court approved the use of already existing bank accounts, so all bank accounts used were "Debtor in Possesson" accounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: The Great Train Store Partners, L.P.              Case No. 00-01302 (RRM)
       Debtor                                           Reporting Period: Jun-00

MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief

Certificates of insurance must name United States Trustees as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of Debtor, the case number, and the designation "Debtor in Possession" Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

                                                 Document            Explanation
REQUIRED DOCUMENTS                              Attached               Attached
--------------------------------------------------------------------------------
12-Month Cash Flow Projection (Form IR-1)          N/A               Included
--------------------------------------------------------------------------------
Certificates of Insurance:
--------------------------------------------------------------------------------
Workers Compensation                             Included
--------------------------------------------------------------------------------
Property                                         Included
--------------------------------------------------------------------------------
General Liability                                Included
--------------------------------------------------------------------------------

Vehicle                                          Included
--------------------------------------------------------------------------------
Other:________________
--------------------------------------------------------------------------------
Evidence of Debtor in Possession Bank Accounts
--------------------------------------------------------------------------------
Tax Escrow Account
--------------------------------------------------------------------------------
General Operating Account                        Included
--------------------------------------------------------------------------------
Other: Expense & A/P Trade Account               Included
--------------------------------------------------------------------------------
Other: Concentration Account                     Included
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



GTS PARTNER, INC.
By Cheryl A. Taylor, Vice President    6/22/2000
-------------------------------------- Date
Signature of Debtor

                                       6/22/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   6/22/2000
-------------------------------------- Date
Signature of Authorized
Individual*

Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: The Great Train Store Partners, L.P.              Case No. 00-01302 (RRM)
       Debtor

Explanation:

Debtor has not prepared a 12 month Cash Flow at this time.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: The Great Train Store Partners, L.P.              Case No. 00-01302 (RRM)
       Debtor                                           Reporting Period: Jun-00


                            MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                      Form No.      Document      Explanation
                                                      Attached        Attached
--------------------------------------------------------------------------------
Schedule of Cash Receipts
and Disbursements                        MOR-1        Attached
--------------------------------------------------------------------------------
Bank Reconciliation (or
copies of Debtor's bank
reconciliations)                   MOR-1(CONT)        Attached
--------------------------------------------------------------------------------
Copies of bank statements                             Attached
--------------------------------------------------------------------------------
Cash disbursements journals                           Attached
--------------------------------------------------------------------------------
Statement of Operations                 MOR-2         Attached
--------------------------------------------------------------------------------
Balance Sheet                           MOR-3         Attached
--------------------------------------------------------------------------------
Status of Postpetition Taxes            MOR-4         Attached
--------------------------------------------------------------------------------
Copies of IRS Form 6123
or payment receipt
--------------------------------------------------------------------------------
Copies of tax returns filed
during reporting period
--------------------------------------------------------------------------------
Summary of Unpaid Postpetition
Debts                                   MOR-4          Attached
--------------------------------------------------------------------------------
Listing of aged accounts payable
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation
and Aging                               MOR-5           Attached
--------------------------------------------------------------------------------
Debtor Questionnaire                    MOR-5           Attached
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


GTS PARTNER, INC.
By Cheryl A. Taylor, Vice President    7/31/2000
-------------------------------------- Date
Signature of Debtor

                                       7/31/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   7/31/2000
-------------------------------------- Date
Signature of Authorized
Individual*

Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: The Great Train Store Partners, L.P.             Case No.  00-01302 (RRM)
       Debtor                                           Reporting Period: Jun-00

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                                                                                          CUMULATIVE FILING TO DATE
---------------------------------------------------------------------------------------------------------------------
                    OPER.       A/P TRADE    EXPENSE   CONCENTRATION       ACTUAL     PROJECTED    ACTUAL   PROJECTED
---------------------------------------------------------------------------------------------------------------------
CASH BEGINNING
OF MONTH            1,000.00      556.50     96,702.65               -      98,259.15             572,289.33
---------------------------------------------------------------------------------------------------------------------
RECEIPTS
---------------------------------------------------------------------------------------------------------------------
CASH SALES                                                           -              -           4,643,856.07
---------------------------------------------------------------------------------------------------------------------
ACCOUNTS
RECEIVABLE         17,792.68                              1,343,993.76   1,361,786.44           1,361,786.44
---------------------------------------------------------------------------------------------------------------------
LOANS AND
ADVANCES          479,506.84   55,057.72    716,004.02               -   1,250,568.58           6,088,777.19
---------------------------------------------------------------------------------------------------------------------
SALE OF ASSETS     75,000.00                                         -      75,000.00              75,000.00
---------------------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)       1,247.62           -                  6,451,181.25   6,452,428.87           6,452,428.87
---------------------------------------------------------------------------------------------------------------------
TRANSFERS
(FROM DIP ACCTS)                                     -                              -                      -
---------------------------------------------------------------------------------------------------------------------
                                                                                    -                      -
---------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS    573,547.14   55,057.72    716,004.02   7,795,175.01    9,139,783.89          18,621,848.57
---------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------
NET PAYROLL       198,952.26                                               198,952.26             971,859.77
---------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES      71,357.32                                                71,357.32             383,950.53
---------------------------------------------------------------------------------------------------------------------
SALES, USE &
OTHER TAXES                                                                         -                      -
---------------------------------------------------------------------------------------------------------------------
INVENTORY PURCHASES                                                                 -                      -
---------------------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES                                                               -                      -
---------------------------------------------------------------------------------------------------------------------
INSURANCE                                                                           -                      -
---------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE      2,321.04                                                 2,321.04               2,321.04
---------------------------------------------------------------------------------------------------------------------
SELLING                                                                             -                      -
---------------------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)      25,000.00   47,634.06    748,181.79   6,451,181.25    7,271,997.10          11,022,875.11
---------------------------------------------------------------------------------------------------------------------
Liquidator
Reimbursements                                           1,343,993.76    1,343,993.76           1,343,993.76
---------------------------------------------------------------------------------------------------------------------
OWNER DRAW*                                                                         -                      -
---------------------------------------------------------------------------------------------------------------------
TRANSFERS (TO DIP ACCTS)                                                            -           4,913,994.84
---------------------------------------------------------------------------------------------------------------------
                                                                                    -                      -
---------------------------------------------------------------------------------------------------------------------
PROFESSIONAL FEES                                                                   -                      -
---------------------------------------------------------------------------------------------------------------------
U.S. TRUSTEE QUARTERLY FEES                                                         -                      -
---------------------------------------------------------------------------------------------------------------------
COURT COSTS                                                                         -                      -
---------------------------------------------------------------------------------------------------------------------
TOTAL
DISBURSEMENTS     297,630.62   47,634.06    748,181.79     7,795,175.01  8,888,621.48            18,638,895.05
---------------------------------------------------------------------------------------------------------------------
NET CASH FLOW
(RECEIPTS LESS
DISBURSEMENTS)    275,916.52    7,423.66    (32,177.77)             -      251,162.41             (17,046.48)
---------------------------------------------------------------------------------------------------------------------
CASH - END
OF MONTH          276,916.52    7,980.16     64,524.88              -      349,421.56             555,242.85
---------------------------------------------------------------------------------------------------------------------


                    THE FOLLOWING SECTION MUST BE COMPLETED

              DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY
                    FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
---------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                       (250,547.29)
---------------------------------------------------------------------------------------------------------------------
LESS: TRANSFERS TO DEBTOR IN POSSESSION
ACCOUNTS                                                                                                            -
---------------------------------------------------------------------------------------------------------------------
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE
SOURCES (ie. from escrow accounts)                                                                                  0
---------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S.                                                                  (250,547.29)
TRUSTEE QUARTERLY FEES                                                          -------------------------------------


In re: The Great Train Store Partners, L.P.              Case No. 00-01302 (RRM)
       Debtor                                       Reporting Period:     Jun-00

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliations may be substituted for this page

                             OPERATING   A/P TRADE     EXPENSE    CONCENTRATION
--------------------------------------------------------------------------------
BALANCE PER BOOKS           91,644.87   (6,399.67)    6,051.21              -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE               276,916.52      556.50    64,524.88              -
--------------------------------------------------------------------------------
(+) DEPOSITS IN TRANSIT            -                        -               -
--------------------------------------------------------------------------------
(-) OUTSTANDING CHECKS     185,271.65    6,956.17    58,473.67
--------------------------------------------------------------------------------
OTHER                              -            -           -
--------------------------------------------------------------------------------
ADJUSTED BANK BALANCE       91,644.87   (6,399.67)    6,051.21              -
--------------------------------------------------------------------------------
*Adjusted Bank Balance must
equal balance per books
--------------------------------------------------------------------------------
DEPOSITS
IN TRANSIT   Date    Amount   Date    Amount    Date      Amount    Date  Amount
          ----------------------------------------------------------------------
                                                                    List
                                                                    Attached
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
CHECKS
OUTSTANDING   Ch#    Amount    Ch#    Amount     Ch#      Amount     Ch#  Amount
           ---------------------------------------------------------------------
                               List              List
                               Attached          Attached
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

OTHER:
________________________________________________________________________________
________________________________________________________________________________

In re: The Great Train Store Partners, L.P.              Case No: 00-01302 (RRM)
       Debtor                                           Reporting Period: Jun-00

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                                                    Cumulative
REVENUES                                          Month           Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                             -      5,390,405.18
--------------------------------------------------------------------------------
Less: Returns and Allowances                      199,546.90        436,547.93
--------------------------------------------------------------------------------
Net Revenue                                      (199,546.90)     4,953,857.25
--------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------
Beginning Inventory                                        -     21,680,598.78
--------------------------------------------------------------------------------
Add: Purchases                                             -      1,547,836.19
--------------------------------------------------------------------------------
Add: Cost of Labor                                         -                 -
--------------------------------------------------------------------------------
Add: Other Costs (attach schedule)                (57,675.33)    (5,359,331.07)
--------------------------------------------------------------------------------
Less: Ending Inventory                                     -     15,165,269.99
--------------------------------------------------------------------------------
Cost of Goods Sold                                (57,675.33)     2,703,833.91
--------------------------------------------------------------------------------
Gross Profit                                     (141,871.57)     2,250,023.34
--------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------
Advertising                                        50,330.97        133,447.36
--------------------------------------------------------------------------------
Auto and Truck Expense                                     -                 -
--------------------------------------------------------------------------------
Bad Debts                                                  -                 -
--------------------------------------------------------------------------------
Contributions                                              -                 -
--------------------------------------------------------------------------------
Employee Benefits Program                            5,284.95        59,832.90
--------------------------------------------------------------------------------
Insider Compensation*                               12,980.79       113,750.37
--------------------------------------------------------------------------------
Insurance                                                   -        29,589.92
--------------------------------------------------------------------------------
Management Fees/Bonuses                                     -                -
--------------------------------------------------------------------------------
Office Expense                                              -                -
--------------------------------------------------------------------------------
Pension and Profit-Sharing Plans                            -                -
--------------------------------------------------------------------------------
Repairs and Maintenance                                     -        55,682.49
--------------------------------------------------------------------------------
Rent and Lease Expense                                      -     1,252,584.43
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                           89,122.69     1,481,349.00
--------------------------------------------------------------------------------
Supplies                                            12,292.06        64,460.41
--------------------------------------------------------------------------------
Taxes - Payroll                                     43,001.09       203,212.21
--------------------------------------------------------------------------------
Taxes - Real Estate                                         -                -
--------------------------------------------------------------------------------
Taxes - Other                                       20,895.16       (28,789.98)
-------------------------------------------------------------------------------
Travel and Entertainment                           (29,814.56)       75,185.71
--------------------------------------------------------------------------------
Utilities                                           21,072.58       106,516.40
--------------------------------------------------------------------------------
Other (attach schedule)                             59,192.36       539,498.97
--------------------------------------------------------------------------------
Total Operating Expenses
Before Depreciation                                284,358.09     4,086,320.19
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                         -       178,885.38
--------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses  (426,229.66)   (2,015,182.23)
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------
Other Income (attach schedule)                    (224,076.56)     (219,903.47)
--------------------------------------------------------------------------------
Interest Expense                                    36,850.62       255,845.06
--------------------------------------------------------------------------------
Other Expense (attach schedule)                             -       317,142.20
--------------------------------------------------------------------------------

REORGANIZATION ITEMS
--------------------------------------------------------------------------------
Professional Fees                                  174,108.90       174,108.90
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                         14,250.00        14,250.00
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from
Chapter 11 (see continuation sheet)                                         -
--------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment                                 (258,582.01)
--------------------------------------------------------------------------------
Other Reorganization Expenses
(attach schedule)                                 (377,416.06)    5,577,828.30
--------------------------------------------------------------------------------
Total Reorganization Expenses                     (189,057.16)    5,507,605.19
--------------------------------------------------------------------------------
Income Taxes                                                -                -
--------------------------------------------------------------------------------
Net Profit (Loss)                                 (498,099.68)   (8,832,842.17)
--------------------------------------------------------------------------------

In re: The Great Train Store Partners, L.P.              Case No: 00-01302 (RRM)
       Debtor                                          Reporting Period:  Jun-00

                  STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER ACTIVITY                        MONTH             CUMULATIVE
--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------
Freight                                            3,476.46          61,104.62
--------------------------------------------------------------------------------
Cash Discounts                                                      (27,405.42)
--------------------------------------------------------------------------------
Train Repair                                         915.00           2,327.25
--------------------------------------------------------------------------------
Inventory Variation                                                  70,515.16
--------------------------------------------------------------------------------
Inventory W/O                                    (94,847.79)        (94,847.79)
--------------------------------------------------------------------------------
Change in Prepaid Inventory                                         362,087.33
--------------------------------------------------------------------------------
Change in Transfers in transit                                      (22,178.73)
--------------------------------------------------------------------------------
Change in Inventory Adjustments                   32,781.00         818,248.61
--------------------------------------------------------------------------------
Change in Accrued Shrink                                            (72,391.16)
--------------------------------------------------------------------------------
Change in Def. Allowance                                             (6,740.71)
--------------------------------------------------------------------------------
Change in Capitalized Freight                                                -
--------------------------------------------------------------------------------
Change in Reserve                                                   242,704.18
--------------------------------------------------------------------------------
Returns                                                             (55,642.22)
--------------------------------------------------------------------------------
Change in A/P POD                                                   104,649.89
--------------------------------------------------------------------------------
Total                                            (57,675.33)      1,382,431.01
--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------
Bad Check Expense                                   (440.03)           (476.94)
--------------------------------------------------------------------------------
Board Meeting
--------------------------------------------------------------------------------
Credit Card Charges                                       -          59,247.21
--------------------------------------------------------------------------------
Cash Over/Short                                      238.74           4,748.80
--------------------------------------------------------------------------------
Casual Labor                                                            188.00
--------------------------------------------------------------------------------
Consulting Fees                                                      10,094.77
--------------------------------------------------------------------------------
Computer Processing                                2,843.07           9,157.89
--------------------------------------------------------------------------------
Licenses and Permits                                 477.15           8,259.23
--------------------------------------------------------------------------------
Postage                                           14,495.00          74,947.52
--------------------------------------------------------------------------------
Public Co. Expense                                 1,981.08           2,051.15
--------------------------------------------------------------------------------
Satellite Office                                          -           7,600.00
--------------------------------------------------------------------------------
Service Charges                                    7,014.62         139,783.69
--------------------------------------------------------------------------------
Wrap and Pack                                         41.33          20,818.03
--------------------------------------------------------------------------------
Relocation                                           205.54          12,799.81
--------------------------------------------------------------------------------
Personnel Advertising                                855.95           6,227.17
--------------------------------------------------------------------------------
Telephone                                         10,172.79          40,178.31
--------------------------------------------------------------------------------
Legal                                             21,515.33          38,667.77
--------------------------------------------------------------------------------
Misc. Exp.                                          (208.21)         (7,336.68)
--------------------------------------------------------------------------------
Total                                             59,192.36         431,955.73
--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------
Sales Tax Discount                                 1,219.87           3,314.02
--------------------------------------------------------------------------------
Interest Income                                           -             155.21
--------------------------------------------------------------------------------

Other Income                                    (225,296.43)       (223,907.49)
--------------------------------------------------------------------------------
                                                                             -
--------------------------------------------------------------------------------
Total                                           (224,076.56)       (220,438.26)
--------------------------------------------------------------------------------
Other Expense
--------------------------------------------------------------------------------
Intercompany - License Fees                               -         255,388.88
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Reorganization Expenses
-------------------------------------------------------------------------------
See attached list                               (377,416.06)       (377,416.06)
-------------------------------------------------------------------------------

In re: The Great Train Store Partners, L.P.              Case No: 00-01302 (RRM)
       Debtor                                          Reporting Period:  Jun-00

                                  BALANCE SHEET

ASSETS                           BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH             PETITION DATE
--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
Unrestricted Cash and Equivalents             210,926.42            350,140.77
--------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents
(see continuation sheet)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                              -             68,872.67
--------------------------------------------------------------------------------
Notes Receivable
--------------------------------------------------------------------------------
Inventories                                                       7,210,202.06
--------------------------------------------------------------------------------
Prepaid Expenses
--------------------------------------------------------------------------------
Professional Retainers                                                       -
--------------------------------------------------------------------------------
Other Current Assets (attach schedule)
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                          210,926.42          7,629,215.50
--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
Real Property and Improvements                         -          5,484,908.96
--------------------------------------------------------------------------------
Machinery and Equipment                                -
--------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment      192,000.00          3,459,836.11
--------------------------------------------------------------------------------
Leasehold Improvements                                 -
--------------------------------------------------------------------------------
Vehicles                                               -
--------------------------------------------------------------------------------
Less Accumulated Depreciation                          -          3,890,914.43
--------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                  192,000.00          5,053,830.64
--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Loans to Insiders *
--------------------------------------------------------------------------------
Other Assets (attach schedule)                543,335.48            579,726.72
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                            543,335.48            579,726.72
--------------------------------------------------------------------------------
TOTAL ASSETS                                  946,261.90         13,262,772.86
--------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY    BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH            PETITION DATE
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO
COMPROMISE (Postpetition)
--------------------------------------------------------------------------------
Merchandise Payable                           141,010.01
--------------------------------------------------------------------------------
Accounts Payable                              539,387.03            517,821.08
--------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)             1,460.23            135,314.56
--------------------------------------------------------------------------------
Wages Payable                                 165,120.29            245,761.18
--------------------------------------------------------------------------------
Notes Payable                                 282,022.38            312,825.81
--------------------------------------------------------------------------------
Rent/Leases - Building/Equipment
--------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments    (147,081.63)         3,642,084.38
--------------------------------------------------------------------------------
Professional Fees
--------------------------------------------------------------------------------
Amounts Due to Insiders*
--------------------------------------------------------------------------------
Other Postpetition Liabilities             17,293,262.22         18,248,391.83
(attach schedule)
--------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES             18,275,180.53         23,102,198.84
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
(Pre-Petition)
--------------------------------------------------------------------------------
Secured Debt                                         -                     -
--------------------------------------------------------------------------------
Priority Debt
--------------------------------------------------------------------------------
Unsecured Debt                              4,313,939.29         2,931,820.57
--------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES              4,313,939.29         2,931,820.57
--------------------------------------------------------------------------------
TOTAL LIABILITIES                          22,589,119.82        26,034,019.41
--------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------
Capital Stock
--------------------------------------------------------------------------------
Additional Paid-In Capital
--------------------------------------------------------------------------------
Partners' Capital Account                 (10,807,323.52)      (10,807,323.52)
--------------------------------------------------------------------------------
Owner's Equity Account                                 -
--------------------------------------------------------------------------------
Retained Earnings - Pre-Petition           (1,963,923.03)       (1,963,923.03)
--------------------------------------------------------------------------------
Retained Earnings - Postpetition           (8,871,611.37)
--------------------------------------------------------------------------------
Adjustments to Owner Equity
(attach schedule)
--------------------------------------------------------------------------------
NET OWNER EQUITY                          (21,642,857.92)      (12,771,246.55)
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY          946,251.90        13,262,772.86
--------------------------------------------------------------------------------

In re: The Great Train Store Partners, L.P.              Case No: 00-01302 (RRM)
       Debtor                                          Reporting Period:  Jun-00

                       Balance Sheet - continuation sheet

                                 Book Value at end of              Book Value
     Assets                    Current Reporting Month         on Petition Date
--------------------------------------------------------------------------------
Other Current Assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Assets
--------------------------------------------------------------------------------
Professional Retainers                 210,991.10
--------------------------------------------------------------------------------
Committee Funds                        150,000.00
--------------------------------------------------------------------------------
Escrow Accounts held at
Pachulski St                           149,502.00
--------------------------------------------------------------------------------
Deposits                                32,842.38                    28,124.04
--------------------------------------------------------------------------------
Wrap and Pack                                   -                    47,610.65
--------------------------------------------------------------------------------
Prepaid Financing Tandem                        -                   135,875.84
--------------------------------------------------------------------------------
Prepaid Financing Paragon                       -                   180,629.05
--------------------------------------------------------------------------------
Lease Negotiation Costs - Stores                -                   187,487.14
--------------------------------------------------------------------------------
Prepaid Issuance                                -
--------------------------------------------------------------------------------
Total                                  543,335.48                   579,726.72
--------------------------------------------------------------------------------

Liabilities and             Book Value at end of                  Book Value
Owners Equity             Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Postpetition
Liabilities
--------------------------------------------------------------------------------
Gift Certificates Issued               131,880.16                   158,520.20
--------------------------------------------------------------------------------
Straight Lined Rent                             -                 1,247,153.67
--------------------------------------------------------------------------------
Note Payable - License Fee           8,677,448.13                 8,360,305.93
--------------------------------------------------------------------------------
Intercompany                         8,483,933.93                 8,483,933.93
--------------------------------------------------------------------------------
Fixture Sale Payable                            -
--------------------------------------------------------------------------------
Other                                           -                    (1,521.90)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                               17,293,262.22                18,248,391.83
--------------------------------------------------------------------------------
Adjustments to
Owner's Equity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Postpetition Contributions
(Distributions) (Draws)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In re: The Great Train Store Partners, L.P.              Case No: 00-01302 (RRM)
       Debtor                                           Reporting Period: Jun-00

                          STATUS OF POSTPETITION TAXES

               Beginning      Amount                                     Ending
                  Tax      Withheld or    Amount   Date   Check No.        Tax
               Liability     Accrued      Paid     Paid    or EFT      Liability
--------------------------------------------------------------------------------
Federal
--------------------------------------------------------------------------------
Withholding     26,597.99   50,399.72   68,993.01  6/16/00&   EFT      8,004.70
                                                   6/30/00
--------------------------------------------------------------------------------
FICA-Employee   18,237.77   35,814.74   48,085.88  6/16/00&   EFT      5,966.63
                                                   6/30/00
--------------------------------------------------------------------------------
FICA-Employer   18,265.73   35,814.51   48,113.60  6/16/00&   EFT      5,966.64
                                                   6/30/00
--------------------------------------------------------------------------------
Unemployment       620.23    1,698.51    2,054.90  6/16/00&   EFT        263.84
                                                   6/30/00
--------------------------------------------------------------------------------
Income                 -            -           -                             -

--------------------------------------------------------------------------------
Other:  Less
Ozer Tax
Liability              -   (18,741.58)          -                    (18,741.58)

--------------------------------------------------------------------------------
Total Federal
Taxes           63,721.72  104,985.90  167,247.39  6/16/00&   EFT      1,460.23
                                                   6/30/00
--------------------------------------------------------------------------------

State and Local
--------------------------------------------------------------------------------
Withholding      5,188.24   12,176.05   15,355.28  6/16/00&   EFT      2,009.01
                                                   6/30/00
--------------------------------------------------------------------------------
Sales           71,839.10           -   71,839.10  6/15/00&  Check*           -
                                                   6/20/00
--------------------------------------------------------------------------------
Excise                  -           -           -                             -
--------------------------------------------------------------------------------
Unemployment     2,200.93    5,967.89    7,219.95  6/16/00&   EFT        948.87
                                                   6/30/00
--------------------------------------------------------------------------------
Real Property           -           -           -                             -
--------------------------------------------------------------------------------
Personal
Property                -           -           -                             -
--------------------------------------------------------------------------------
Other: Less Ozer
Tax Liability     (386.60)  (2,571.28)             6/16/00&   EFT     (2,957.88)
                                                   6/30/00
--------------------------------------------------------------------------------
Total State     78,841.67   15,572.66   94,414.33                             -
and Local Taxes

--------------------------------------------------------------------------------
Total Taxes    142,563.39  120,558.56  261,661.72             EFT      1,460.23
--------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

                                        Number of Days Past Due
                      ----------------------------------------------------------
                      Current    0-30     31-60     61-90    Over 90     Total
--------------------------------------------------------------------------------
Accounts Payable         -   539,387.03                   141,010.01  680,397.04
--------------------------------------------------------------------------------

Wages Payable            -                                                 -
--------------------------------------------------------------------------------
Taxes Payable            -                                                 -
--------------------------------------------------------------------------------
Rent/Leases-
Building                 -         -                                       -
--------------------------------------------------------------------------------
Rent/Leases-
Equipment                -                                                 -
--------------------------------------------------------------------------------
Secured Debt/
Adequate
Protection
Payments                 -                                                 -
--------------------------------------------------------------------------------
Professional Fees        -                                                 -
--------------------------------------------------------------------------------
Amounts Due to
Insiders*                -                                                 -
--------------------------------------------------------------------------------
Other: Interest on
Tandem Warrants          -                                                 -
--------------------------------------------------------------------------------
Other:
______________           -                                                 -
--------------------------------------------------------------------------------
Total Postpetition
Debts                    -   539,387.03       -       -   141,010.01  680,397.04
--------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts

In Re: The Great Train Store Partners, L.P.              Case No: 00-01302 (RRM)
       Debtor                                        Reporting Period: June 2000


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


     Accounts Receivable Reconciliation                                Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the
beginning of the reporting period                                     74,584.18
--------------------------------------------------------------------------------
Add: Amounts billed during the period                              8,031,386.63
--------------------------------------------------------------------------------
Less: Amounts collected during the period                         (8,135,179.26)
--------------------------------------------------------------------------------
Less: A/R Write Off*                                                  29,208.45
--------------------------------------------------------------------------------
Total Accounts Receivable at the
end of the reporting period                                             (  0.00)
--------------------------------------------------------------------------------

     Accounts Receivable Aging                                         Amount
--------------------------------------------------------------------------------
0-30 days old                                                                 -
--------------------------------------------------------------------------------
31-60 days old                                                                -
--------------------------------------------------------------------------------
61-90 days old                                                                -
--------------------------------------------------------------------------------
Total Accounts Receivable                                                     -
--------------------------------------------------------------------------------
Amount considered uncollectible (Bad Debt)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                                                     -
--------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

Must be completed each month                                    Yes          No
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the        Yes**
    normal course of business this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other                     No*
    than a debtor in possession account this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?        Yes
    If no, provide an explanation below.
--------------------------------------------------------------------------------
4.  Are workers compensation, general liability and             Yes
    other necessary insurance coverages in effect?
    If no, provide an explanation below.
--------------------------------------------------------------------------------

* The court approved the use of already existing bank accounts, so all bank accounts used were "Debtor in Possesson" accounts.

** Store assets are being sold by the liquidation company as the stores are closing.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                           Reporting Period: Jun-00


                            MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                      Form No.      Document      Explanation
                                                      Attached        Attached
--------------------------------------------------------------------------------
Schedule of Cash Receipts
and Disbursements                        MOR-1             N/A
--------------------------------------------------------------------------------
Bank Reconciliation (or
copies of Debtor's bank
reconciliations)                   MOR-1(CONT)             N/A
--------------------------------------------------------------------------------
Copies of bank statements                                  N/A
--------------------------------------------------------------------------------
Cash disbursements journals                                N/A
--------------------------------------------------------------------------------
Statement of Operations                 MOR-2              N/A
--------------------------------------------------------------------------------
Balance Sheet                           MOR-3         Included
--------------------------------------------------------------------------------
Status of Postpetition Taxes            MOR-4              N/A
--------------------------------------------------------------------------------
Copies of IRS Form 6123
or payment receipt                                         N/A
--------------------------------------------------------------------------------
Copies of tax returns filed
during reporting period                                    N/A
--------------------------------------------------------------------------------
Summary of Unpaid Postpetition
Debts                                   MOR-4              N/A
--------------------------------------------------------------------------------
Listing of aged accounts payable                           N/A
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation
and Aging                               MOR-5              N/A
--------------------------------------------------------------------------------
Debtor Questionnaire                    MOR-5         Included
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Cheryl A. Taylor                   7/31/2000
-------------------------------------- Date
Signature of Debtor

                                       7/31/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   7/31/2000
-------------------------------------- Date
Signature of Authorized
Individual*

Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                           Reporting Period: Jun-00

                                  BALANCE SHEET

ASSETS                           BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH             PETITION DATE
--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                   -                         -
--------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents
(see continuation sheet)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                           -                         -
--------------------------------------------------------------------------------
Notes Receivable
--------------------------------------------------------------------------------
Inventories                                         -                         -
--------------------------------------------------------------------------------
Prepaid Expenses                                    -
--------------------------------------------------------------------------------
Professional Retainers                              -                         -
--------------------------------------------------------------------------------
Other Current Assets (attach schedule)
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                -                         -
--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
Real Property and Improvements                      -                         -
--------------------------------------------------------------------------------
Machinery and Equipment                                                       -
--------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment            -                         -
--------------------------------------------------------------------------------
Leasehold Improvements
--------------------------------------------------------------------------------
Vehicles
--------------------------------------------------------------------------------
Less Accumulated Depreciation                       -                         -
--------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                        -                         -
--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Loans to Insiders *
--------------------------------------------------------------------------------
Other Assets (attach schedule)            (360,265.26)             (360,265.26)
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                        (360,265.26)             (360,265.26)
--------------------------------------------------------------------------------
TOTAL ASSETS                              (360,265.26)             (360,265.26)
--------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY    BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH            PETITION DATE
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO
COMPROMISE (Postpetition)
--------------------------------------------------------------------------------
Merchandise Payable                                 -
--------------------------------------------------------------------------------
Accounts Payable                                    -                       -
--------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                 -                       -
--------------------------------------------------------------------------------
Wages Payable                                       -                       -
--------------------------------------------------------------------------------
Notes Payable                                       -                       -
--------------------------------------------------------------------------------
Rent/Leases - Building/Equipment
--------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments           -
--------------------------------------------------------------------------------
Professional Fees
--------------------------------------------------------------------------------
Amounts Due to Insiders*
--------------------------------------------------------------------------------
Other Postpetition Liabilities                      -                        -
(attach schedule)
--------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                      -                        -
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
(Pre-Petition)
--------------------------------------------------------------------------------
Secured Debt                                        -                        -
--------------------------------------------------------------------------------
Priority Debt
--------------------------------------------------------------------------------
Unsecured Debt                                      -                        -
--------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                      -                        -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES                                   -                        -
--------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------
Capital Stock                                  100.00                    100.00
--------------------------------------------------------------------------------
Additional Paid-In Capital
--------------------------------------------------------------------------------
Partners' Capital Account                           -                         -
--------------------------------------------------------------------------------
Owner's Equity Account                              -                         -
--------------------------------------------------------------------------------
Retained Earnings - Pre-Petition          (360,365.26)              (360,365.26)
--------------------------------------------------------------------------------
Retained Earnings - Postpetition                    -
--------------------------------------------------------------------------------
Adjustments to Owner Equity
(attach schedule)
--------------------------------------------------------------------------------
NET OWNER EQUITY                          (360,265.26)              (360,265.26)
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY      (360,265.26)              (360,265.26)
--------------------------------------------------------------------------------

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                           Reporting Period: Jun-00


                       Balance Sheet - continuation sheet

                            Book Value at end of                   Book Value
     Assets               Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Current Assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Assets
--------------------------------------------------------------------------------
Investment in TGTS Partners         (360,265.26)               (360,265.26)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                               (360,265.26)               (360,265.26)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Liabilities and             Book Value at end of                  Book Value
Owners Equity             Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Postpetition
Liabilities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                                           -                        -
--------------------------------------------------------------------------------
Adjustments to
Owner's Equity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Postpetition Contributions
(Distributions) (Draws)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

Must be completed each month                                    Yes          No
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the                     No
    normal course of business this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other        N/A
    than a debtor in possession account this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?        Yes
    If no, provide an explanation below.
--------------------------------------------------------------------------------
4.  Are workers compensation, general liability and             N/A
    other necessary insurance coverages in effect?
    If no, provide an explanation below.
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                           Reporting Period: Jun-00

                            MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                      Form No.      Document      Explanation
                                                      Attached        Attached
--------------------------------------------------------------------------------
Schedule of Cash Receipts
and Disbursements                        MOR-1             N/A
--------------------------------------------------------------------------------
Bank Reconciliation (or
copies of Debtor's bank
reconciliations)                   MOR-1(CONT)             N/A
--------------------------------------------------------------------------------
Copies of bank statements                                  N/A
--------------------------------------------------------------------------------
Cash disbursements journals                                N/A
--------------------------------------------------------------------------------
Statement of Operations                 MOR-2              N/A
--------------------------------------------------------------------------------
Balance Sheet                           MOR-3         Attached
--------------------------------------------------------------------------------
Status of Postpetition Taxes            MOR-4              N/A
--------------------------------------------------------------------------------
Copies of IRS Form 6123
or payment receipt                                         N/A
--------------------------------------------------------------------------------
Copies of tax returns filed
during reporting period                                    N/A
--------------------------------------------------------------------------------
Summary of Unpaid Postpetition
Debts                                   MOR-4              N/A
--------------------------------------------------------------------------------
Listing of aged accounts payable                           N/A
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation
and Aging                               MOR-5              N/A
--------------------------------------------------------------------------------
Debtor Questionnaire                    MOR-5         Included
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Cheryl A. Taylor                   7/31/2000
-------------------------------------- Date
Signature of Debtor

                                       7/31/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   7/31/2000
-------------------------------------- Date
Signature of Authorized
Individual*


Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                           Reporting Period: Jun-00


                                  BALANCE SHEET

ASSETS                           BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH             PETITION DATE
--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                   -                    176.00
--------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents
(see continuation sheet)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                           -                         -
--------------------------------------------------------------------------------
Notes Receivable
--------------------------------------------------------------------------------
Inventories                                         -                         -
--------------------------------------------------------------------------------
Prepaid Expenses                                    -
--------------------------------------------------------------------------------
Professional Retainers                              -                         -
--------------------------------------------------------------------------------
Other Current Assets (attach schedule)
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                -                    176.00
--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
Real Property and Improvements                      -                         -
--------------------------------------------------------------------------------
Machinery and Equipment
--------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment            -                         -
--------------------------------------------------------------------------------
Leasehold Improvements
--------------------------------------------------------------------------------
Vehicles
--------------------------------------------------------------------------------
Less Accumulated Depreciation                       -                         -
--------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                        -                         -
--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Loans to Insiders *
--------------------------------------------------------------------------------
Other Assets (attach schedule)          (1,150,464.06)            (1,150,464.06)
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                      (1,150,464.06)            (1,150,464.06)
--------------------------------------------------------------------------------
TOTAL ASSETS                            (1,150,464.06)            (1,150,288.06)
--------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY    BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH            PETITION DATE
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO
COMPROMISE (Postpetition)
--------------------------------------------------------------------------------
Merchandise Payable                                -
--------------------------------------------------------------------------------
Accounts Payable                                   -                         -
--------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                -                         -
--------------------------------------------------------------------------------
Wages Payable                                      -                         -
--------------------------------------------------------------------------------
Notes Payable                                      -                         -
--------------------------------------------------------------------------------
Rent/Leases - Building/Equipment
--------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments          -
--------------------------------------------------------------------------------
Professional Fees
--------------------------------------------------------------------------------
Amounts Due to Insiders*
--------------------------------------------------------------------------------
Other Postpetition Liabilities
(attach schedule)                                  -                         -
--------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                     -                         -
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
(Pre-Petition)
--------------------------------------------------------------------------------
Secured Debt                                       -                         -
--------------------------------------------------------------------------------
Priority Debt
--------------------------------------------------------------------------------
Unsecured Debt                                     -                         -
--------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                     -                         -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES                                  -                         -
--------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------
Capital Stock                                 190.00                     190.00
--------------------------------------------------------------------------------
Additional Paid-In Capital                (13,159.28)                (13,159.28)
--------------------------------------------------------------------------------
Partners' Capital Account                          -                         -
--------------------------------------------------------------------------------
Owner's Equity Account                             -
--------------------------------------------------------------------------------
Retained Earnings - Pre-Petition       (1,137,318.78)             (1,137,318.78)
--------------------------------------------------------------------------------
Retained Earnings - Postpetition             (176.00)
--------------------------------------------------------------------------------
Adjustments to Owner Equity
(attach schedule)
--------------------------------------------------------------------------------
NET OWNER EQUITY                       (1,150,464.06)             (1,150,288.06)
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY   (1,150,464.06)             (1,150,288.06)
--------------------------------------------------------------------------------

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                           Reporting Period: Jun-00


                       Balance Sheet - continuation sheet

                            Book Value at end of                   Book Value
     Assets               Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Current Assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Assets
--------------------------------------------------------------------------------
Investment in TGTS Partners      (790,098.80)                    (790.098.80)
--------------------------------------------------------------------------------

Investment in GTS Ltd.
Ptr. Inc.                        (360,365.26)                    (360,365.26)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                          (1,150,464.06)                  (1,150,464.06)
--------------------------------------------------------------------------------
Liabilities and             Book Value at end of                  Book Value
Owners Equity             Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Postpetition
Liabilities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                               -                                 -
--------------------------------------------------------------------------------
Adjustments to
Owner's Equity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Postpetition Contributions
(Distributions) (Draws)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                              DEBTOR QUESTIONNAIRE

Must be completed each month                                    Yes          No
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1.  Have any assets been sold or transferred outside the                     No
    normal course of business this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other        N/A
    than a debtor in possession account this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?        Yes
    If no, provide an explanation below.
--------------------------------------------------------------------------------
4.  Are workers compensation, general liability and             N/A
    other necessary insurance coverages in effect?
    If no, provide an explanation below.
--------------------------------------------------------------------------------